Investor Presentation Fourth Quarter 2010 Update Exhibit 99.1

Use of Non-GAAP Financial Measures
Included in this presentation are certain non-GAAP financial measures that are not determined in accordance with US generally accepted accounting principles.  These financial performance measures are not indicative of cash provided or used by operating activities and exclude the effects of certain operating, capital and financing costs and may differ from comparable information provided by other companies, and they should not be considered in isolation, as an alternative to, or more meaningful than measures of financial performance determined in accordance with US generally accepted accounting principles.  These financial performance measures are commonly used in the industry and are presented because NTELOS believes they provide relevant and useful information to investors.  NTELOS utilizes these financial performance measures to assess its ability to meet future capital expenditure and working capital requirements, to incur indebtedness if necessary, and to fund continued growth.  NTELOS also uses these financial performance measures to evaluate the performance of its business, for budget planning purposes and as factors in its employee compensation programs.

Special Note Regarding Forward-Looking
Statements
Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words
“anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,”
“projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements. Many of these risks are beyond our ability to control or predict.
Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-
looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to:

Special Note Regarding Forward-Looking
Statements (cont.)
rapid development and intense competition in the telecommunications industry;
our ability to successfully integrate the operations of the FiberNet business; the failure to realize synergies and cost savings from the acquisition of the FiberNet business or delay in realization thereof; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility; our cash and capital requirements; declining prices for our services; the potential to experience a high rate of customer turnover; our dependence on our affiliation with Sprint Nextel
(“Sprint”); a potential increase in our roaming rates and wireless handset subsidy costs; the potential for Sprint to build networks in our markets; federal and state regulatory fees, requirements and developments; loss of our cell sites; the rates of penetration in the wireless telecommunications industry; our reliance on certain suppliers and vendors; Failure to complete the business separation of the wireless and wireline operations in an orderly fashion as currently structured and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Annual
Reports filed on Forms 10-K.

Company Overview

Company Overview
•
Leading provider of wireless and wireline communications services in Virginia, West Virginia,
Pennsylvania and Maryland
•
Key Operating Strategies
•
Facilities based
•
Retail & Wholesale
•
Multiple products
•
Disciplined approach to capital investments
•
Leverage brand
•
Exclusive strategic wholesale Sprint agreement through July 2015
•
Wireline business includes a fiber-based CLEC with double digit strategic high-speed broadband product revenue growth and an RLEC with strong Adjusted EBITDA margins
•
Continued revenue growth fueled by investments in cell sites and fiber network upgrades and acquisitions
•
Strong growth in Free Cash Flow
•
Company has announced intention to separate the wireless and wireline businesses

nTelos

PA
MD
OH
WV
KY
VA
TN
NC
Huntington
Charleston
Charlottesville
Richmond
Lynchburg
Roanoke
Newport News
Hampton
Norfolk
Virginia Beach
Portsmouth
Chesapeake
Strategic Network Alliance Area (Wholesale)
Current NTELOS Coverage

Regionally-Focused Service Provider
($ in millions)
(1) As of December 31, 2010 or for the year ended December 31, 2010.
(2) Throughout this presentation, year over year (YOY) comparisons are calculated using the year ended on December 31, 2009 and December 31, 2010.
•
Average of 23.0 MHz of spectrum
•
5.8 million covered POPs
•
432K
(1)
retail subscribers
•
Data ARPU growth of 33% driven by EV-DO
upgrade and expanded prepay data offerings
•
Wholesale revenues (primarily Sprint Nextel
agreement) of $116 million
•
36% Adjusted EBITDA margin
Wireless ($406M Revenue / $148M Adj. EBITDA)
(1) (2)

nTelos/FiberNet
Network Map
Fibernet unique
ILEC
Existing nTelos Fiber Network
Available nTelos Fiber Network
Network Partner
Future nTelos Fiber Network
CLEC Markets
PA
OH
WV
MD
KY
VA
TN
NC
Erie
Meadville
Oil City
Youngstown
Mercer
Butler
Clearfield
State College
Pittsburgh
Greensburg
Altoona
Johnstown
Carlisle
Chambersburg
Columbus
Wheeling
Washington
Uniontown
Marietta
Morgantown
Oakland
Fairmont
Parkersburg
Clarksburg
Hagerstown
Martinsburg
Frederick
Toscarora
Winchester
Leesburg
Ashburn
Washington DC
Ravenswood
Point Pleasant
Spencer
Sutton
Ironton
Webster Springs
Ashland
Huntington
Charleston
Summersville
Richwood
Harrisonburg
Warrenton
Culpeper
Madison
Staunton
Montgomery
White Sulphur Springs
Clifton Forge
Waynesboro
Charlottesville
Logan
Lewisburg
Covington
Beckley
Lexington
Pineville
Princeton
Bluefield
Salem
Troutville
Lynchburg
Richmond
Blacksburg
Roanoke
Radford
Christiansburg
Rocky Mount
Farmville
Tazewell
Wytheville
Abingdon
Bristol
Martinsville
Danville
South Boston
Kingsport
Johnson City
Greensboro

Wireline: Repositioning as High Speed Data Provider
(1)
($ in millions)
(1) As of December 31, 2010 or for the year ended December 31, 2010.
•
Competitive Segment
•
Commercial or Institutional
Healthcare
Government
Education
Regional Banking
•
55% YoY growth in strategic broadband and
video services
•
56% Adjusted EBITDA margin
•
Integration of 2,200 fiber route mile assets of
Allegheny Energy, Inc. complete
•
Acquisition of FiberNet closed December 1, 2010
•
RLEC - Growth in Data and Video
•
98% DSL coverage with 6 MB speed
•
23% IPTV penetration of homes passed with fiber;
30%-35% penetration of neighborhoods available over
24 months
Wireline ($139M Revenue / $78M Adj. EBITDA)
(1)

$700
525
350
175
0
$440
$500
$536
$550
$545
$68
2006
2007
2008
2009
2010

$300
200
100
0
$172
$203
$223
$227
$243
$23
$220
39%
41%
42%
41%
40%
2006
2007
2008
2009
2010

150
100
50
0
$86
$93
$91
$119
$130
$17
2006
2007
2008
2009
2010

Strong Free Cash Flow Growth
($ in millions)
Total Adj. EBITDA/
Margin %
Actual includes FiberNet as of 12/1/2010
Proforma Includes FiberNet Results for 1/1/2010 – 11/30/2010
(2)
(1) Throughout this presentation, Free Cash Flow is defined as Consolidated Adjusted EBITDA less CAPEX, exclusive of assets acquired from
Allegheny Energy, Inc. on December 31, 2009.
Free Cash Flow
(1)
$613
Total Revenue
$147
NTELOS Actual
Proforma FiberNet 1/1/10 – 11/30/10
(2)
(2) FiberNet results are based on unaudited financial statements and exclude certain expenses from FiberNet’s former parent, which relate to the FiberNet business.  Additional adjustments may be made following completion of the audit of the FiberNet financial statements.

Wireless Overview

$600
500
400
300
200
100
0
6% CAGR
$322
$378
$412
$425
406
$77
$95
$104
$113
$110
$5
$6
$6
$244
$282
$305
$307
$290
2006
2007
2008
2009
2010
Retail
Wholesale
Roaming

$200
150
100
50
0
7% CAGR
$112
$142
$159
$162
$148
35%
38%
39%
38%
36%
2006
2007
2008
2009
2010

Revenue
(1)
Wholesale and Data Poised to Drive Wireless Growth
($ in millions)
Adjusted EBITDA/Margin %
(1) Refer to Form 10-K for 2010 for explanation and impact of change from gross to net reporting of handset insurance revenues and costs effective April 1, 2008.

4Q‘09 to 4Q‘10 Wireless Results
($ in millions)
Revenue Adjusted EBITDA
$68 $68
$66 $66 $66
$28 $28
$28
$29
$31
$5 $5 $5
$8
$6
$102
$100
$102
$104
$100
$0
$50
$100
4Q’09 1Q’10 2Q’10 3Q'10 4Q'10
Subscriber Wholesale Equipment/Other
$36
$38
$38
$36
$35
$0
$25
$50
4Q’09 1Q’10 2Q’10 3Q'10 4Q'10
10%
15%
20%
25%
30%
35%
40%
45%
50%
55%
60%
Total subscriber revenues increased $0.3 million from 3Q’10 to 4Q’10
Postpay subscriber revenues increased $0.7 million from 3Q’10 to 4Q’10

Wireless Growth Initiatives
NTELOS brand positioned as the best value in wireless
Leveraging extensive retail presence while growing indirect distribution channel
“Hub and Spoke” distribution
Branded exclusive dealers program launched
Overall refurbish of retail stores
Approximately 139,000 total device upgrades in 2010, up 17% from 2009
The most complete nationwide coverage with no roaming
Hagerstown and Martinsburg markets launched in 3Q’10
Emphasis on Postpay plans
Expansion of data products and services
Device line up includes a variety of smartphones & data-centric brands and models
Smartphone and data card penetration of postpay base 21% for 4Q’10, up from 14% in
4Q’09
FRAWG expansion to western markets 3Q’10
New Prepay pricing July 1 – ARPU for new sales up more than $3
Focus on churn improvement resulting in positive trends

Distribution Update
Shifting direct distribution to Postpay focused, company owned locations
Relocation of Corporate Retail locations to high profile, highly visible locations: Portsmouth,
Harrisonburg, Winchester, Military, Morgantown Mall, Huntington, Suffolk
Redesign of larger new company owned stores that incorporates brand position with hi-tech, modern look and feel
Corporate Retail overhaul – cultural change focused on Customer
Satisfaction
Training
Optimizing Full-Time/Part-Time employee usage for proper store coverage
Enhanced compensation rewards for upgrading and renewing customers
Explode Indirect Dealer channel to support higher prepay growth
New Exclusive Retailer Program (ERP)
Substantial increase in ERP dealers in 2010, with continued expansion planned for 2011

Smartphone
Blackberry
Data Card
Touch
QWERTY
Feature EV-DO
Feature 1X and Value

BlackBerry
Curve 8530
Novatel
MC760
Axesstel
MV440
Motorola
Quantico
BlackBerry
Tour 9630
Device Line-up 1Q 2011
Samsung
Stunt
LG 100
Novatel
MiFi
Franklin Wireless
U210
LG Ellipse
Kyocera
Torino
LG Nite
LG Wine II
Motorola
Grasp
LG Samba
Samsung
Messager
Touch
BlackBerry
Bold 9650
BlackBerry
Storm2 9550
Motorola
Milestone
Android
HTC  Desire
Android
LG  Axis
Android
Samsung
Profile
Samsung Gem
Android
(Feb)
Motorola Milestone X
Android
(Mar)
Samsung Contour
(Jan)

Other
Data
$75
$50
$25
$0
$56.23
$56.29
$56.35
$57.53
$57.79
$45.49
$44.45
$43.12
$43.47
$43.18
$10.74
$11.84
$13.23
$14.06
$14.61
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10

Successful Growth in Data Subscribers and Postpay ARPU
Postpay Retail ARPU
Postpay Subscribers with EV-DO
Data Devices
58%
30%
47%
59%
0%
10%
20%
30%
40%
50%
60%
70%
6/30/08 6/30/09 6/30/10 12/31/10
EV-DO data services first offered in July, 2008

30
20
10
0
$27
$27
$27
$27
$27
$29
$4
$4
$3
$3
$1
$23
$23
$24
$24
$26
$29
3Q'09
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10
Calculated Revenues
Required Support to Minimum

Wireless Wholesale Revenue
(1)
Strategic Network Alliance Leverages NTELOS’ Network
•
Sprint Nextel Strategic Network
Alliance through at least July 2015
•
$9 million monthly minimum revenue
guarantee
•
Attractive contribution margin
•
Growing Usage
•
Significant growth in both home &
travel data usage since EV-DO
launched
•
Voice traffic back on the rise
•
4Q’10 calculated revenues exceeded
the $9 million monthly minimum –
first time since rate reset in July 2009
($ in millions)
Attractive Margin Revenue Stream
(1) Dollars in millions, excludes roaming.

Wireline Overview

$175
125
75
25
- 25
$111
$122
$123
$124
$139
$61
$61
$60
$57
$55
$15
$15
$11
$11
$11
$41
$46
$52
$56
$73(1)
2006
2007
2008
2009
2010

$80
60
40
20
0
$65
$65
$69
$72
$78
$47
$44
$44
$43
$40
56%
54%
56%
57%
56%
$18
$21
$25
$29
$38(1)
2006
2007
2008
2009
2010

Adjusted EBITDA/Margin%
Revenue
Wireline Provides Strong, Stable Cash Flow
($ in millions)
Note: Competitive - Strategic includes voice and broadband data services, IPTV video, high-capacity network access and transport services.
(1) Results for FiberNet are included from December 1, 2010.
Competitive
- Strategic
Competitive
- Other
RLEC Competitive
RLEC
(1)
(1)

40
20
0
$31
$33
$94
$34
$39
$14
$3
$14
$14
$3
$16
$13
$3
$17
$14
$3
$17
$13
$3
$22
4Q'09
1Q'10
2Q'10
3Q'10
4Q10

20
10
0
$18
$19
$19
$20
$21
58%
56%
58%
58%
54%
4Q'09
1Q'10
2Q'10
3Q'10
4Q'10

Adjusted EBITDA/Margin% Revenue
Wireline YTD ‘10 over YTD ‘09 Strong, Stable Cash Flow
($ in millions)
(1) Includes contributions from acquisition of certain Allegheny fiber optic and network assets and related transport and data service contracts on
12/31/09 and contributions from the acquisition of FiberNet from 12/1/10.
Competitive
- Strategic
Competitive
- Other
RLEC
(1)
(1)

NTELOS–FiberNet: A Strong Combination
Strategic Benefits of a Robust Mid-Atlantic Network
Continued regional broadband acquisition strategy
Enhanced position in West Virginia and accelerated growth in Pennsylvania and
Maryland with more capacity
Increased capacity and growth potential for carrier transport and fiber to the cell
Significant Financial Benefits
Free cash flow accretive day one with growth potential
Significant synergies from network operations with more diverse routes into more second tier and rural markets
Value enhancement with improved competitive position and growth profile
Stronger Regional Operations
Opportunity to extend “best-in-class” operator in West Virginia
Addition of key personnel resources to NTELOS’ wireline operations
Existing technology and systems being leveraged and integrated quickly

nTelos/FiberNet Network Map
Fibernet unique
ILEC
Existing nTelos Fiber Network
Available nTelos Fiber Network
Network Partner
Future nTelos Fiber Network
CLEC Markets
PA
OH
WV
MD
KY
VA
TN
NC
Erie
Meadville
Oil Ci
Youngstown
Mercer
Butler
Clearfield
State College
Pittsburgh
Greensburg
Altoona
Johnstown
Carlisle
Chambersburg
Wheeling
Washington
Uniontown
Columbus
Marietta
Morgantown
Oakland
Fairmont
Hagerstown
Martinsburg
Frederick
Tuscarora
Parkersburg
Clarksburg
Winchester
Leesburg
Ashburn
Washington DC
Ravenswood
Spencer
Sutton
Ironton
Point Pleasant
Webster Springs
Ashland
Huntington
Charleston
Summersville
Richwood
Harrisonburg
Warrenton
Culpeper
Madison
Staunton
Montgomery
White Sulphur Springs
Clifton Forge
Waynesboro
Charlottesville
Logan
Lewisburg
Covington
Beckley
Lexington
Richmond
Pineville
Princeton
Troutville
Lynchburg
Bluefield
Salem
Blacksburg
Roanoke
Radford
Christiansburg
Rocky Mount
Farmville
Tazewell
Abingdon
Wytheville
Martinsville
Danville
South Boston
Bristol
Kingsport
Johnson City
Greensboro

Greensboro, NC
(1) As of December 31, 2010 or for the year ended December 31, 2010.
Data Driving Wireline Growth
(1)
Competitive
($84M Revenues / $38M Adj. EBITDA)
(1)
•
Includes operations of FiberNet from 12/1/10
•
Revenue growth of 25% YoY
•
Adjusted EBITDA growth of 32% YoY
•
45% YTD Adjusted EBITDA margin
•
Strategic broadband and video revenue
growth of 30% YOY to $73 million
•
5,800 mile existing fiber network including
recently acquired Allegheny and FiberNet fiber
networks
•
4 markets launched in 2010
•
Repositioning assets (data/video)
•
Broadband customer penetration at 59%
•
IPTV now is available to over 10,000 homes
•
Continued strong Adjusted EBITDA margin
RLEC  ($55M Revenue / $40M Adj. EBITDA)
(1)

Other
8%
Voice
25%
Data /
IP
67%

Other
15%
Voice
56%
Data /
IP
29%

23% CAGR
40
20
0
2005
2006
2007
2008
2009
2010
Data/IP
Transport/Wireless Transport

17.2%
28.0%
37.6%
45.8%
53.1%
59.4%
2005
2006
2007
2008
2009
2010

Transport/Data/IP Revenue
Competitive Growth Drivers
($ in millions)
ILEC Broadband – Customer Penetration
(3) Revenue before intercompany eliminations
(3)
$
$14.7
$19.8
$24.8
$30.8
$36.8
$44.9
NTELOS
Competitive Revenue
FiberNet Revenue
(1) FY 2010
(2) NTELOS before intercompany eliminations
(1)(2)
(1)

Financial Overview

$130
$119
$91
$93
$86
$0
$20
$40
$60
$80
$100
$120
$140
2006 2007 2008 2009 2010
Free Cash Flow Consolidated CapEx
($ in millions)
Accelerating Consolidated Free Cash Flow
$32
$37
$31
$35
$27
$21
$25
$33
$31
$41
$6
$7
$9
$20
$11
$41
$59
$22
$12
$132
$108
$110
$87
$91
$0
$25
$50
$75
$100
$125
$150
2006 2007 2008 2009 2010
Wireless Wireline Other Discretionary (1)
(1) Includes incremental EVDO investment and strategic fiber builds.
(2) Includes approximately $11M for a new wireless prepaid billing platform and a web portal.
2006 – 2010: 11% CAGR
(2)

February 25, 2011
($ in millions)
(1) Debt balances and related ratios are based on actual debt outstanding.  Refer to Form 10-K for the year ended December 31, 2010 for carrying basis of debt obligations which are reported net of unamortized original issuance discounts.
(2)
Pro forma reflects FiberNet adjusted EBITDA as if the acquisition closing occurred on 1/1/2010. FiberNet results are based on unaudited financial statements and exclude certain expenses from FiberNet’s former parent, which relate to the FiberNet business.  Additional adjustments may be made following completion of the audit of the FiberNet financial statements. Results are before synergies of $7 million to
$9 million expected to be achieved in 2012, following the completion of integration.
Capitalization

1st lien senior secured credit facility
(1)
$        607 $        633 $        751
Capital leases 1 $            2 $            3
Revolver - $           - $           -
Total Debt $        608 $        635 $        754
Cash $          66 $          51 $          15
Net Debt
(total debt less cash)
$        542 $        584 $        739
Adjusted EBITDA $        223 $        227 $        220
Net Debt Leverage Ratio 2.4x 2.6x 3.4x
Proforma Adjusted EBITDA
(2)
$        243
Proforma Net Debt Leverage Ratio
(2)
3.0x
2008 2009 2010

Proposed Separation of Wireless and Wireline Operations

Positioned as leading independent
rural / regional carrier
Participate in future industry
consolidation / competitive
rationalization
New growth opportunities
Organic and acquisitive
Enhances
Strategic
Flexibility
Wireless Wireline
Focus on wireless substitution for
voice / data / video
LTE investment
Expand wholesale business
Further expand service offerings
Leverage position as carriers’ carrier
in region
Enhances
operational
Initiatives
Optimize capital structures to reflect growth expectations of respective businesses
Create opportunity to revisit optional dividend policy
More effectively structure employee compensation
Offer investors “pure play” investment opportunity
Enhances
Financial
Returns
Strategic Benefits: Two distinct assets with different opportunity sets

Consistently Strong Financial Performance
Numerous Catalysts for Sustainable Topline Growth
Focused on Long-Term Net Income and Free Cash Flow Growth
Diversified Business Model
Network Upgrade Drives Wireless Growth
Data Revenue Growth
High-Margin Wholesale Revenue
Strong Performing and Growing Regional Wireline Business Focused on
Data Transport and IP based Services
Scalable Systems for Continued Expansion
Experienced Management Team
Successful acquisition integration track record
Summary

Appendix

Adjusted EBITDA Reconciliation
($ in millions)
2005 2006 2007 2008 2009 2010
Consolidated
Operating Income $53 $61 $100 $115 $130 $121
Depreciation and Amortization 83 85 97 103 92 89
Capital and Operational Restructuring
Charges 15 - - - - -
Accretion of Asset Retirement Obligations 1 1 1 1 1 1
Advisory Termination Fees - 13 - - - -
Gain on Sale of Assets (9) - - - - -
Secondary Offering Costs - - 1 - - -
Equity Based Compensation 4 13 4 3 3 6
Acquisition Related Charges - - - - - 3
Voluntary Early Retirement and Workforce Reduction Plans - - - 1 1 -
Adjusted EBITDA $147 $172 $203 $223 $227 $220

Adjusted EBITDA Reconciliation
($ in millions)
2005 2006 2007 2008 2009 2010
Wireless
Operating Income $32 $53 $71 $85 $97 $88
Depreciation and Amortization 57 58 70 73 63 58
Equity Based Compensation - - - - - 1
Voluntary Early Retirement and Workforce Reduction Plans - - - - 1 -
Accretion of Asset Retirement Obligations 1 1 1 1 1 1
Adjusted EBITDA $90 $112 $142 $159 $162 $148
Wireline
Operating Income $36 $39 $38 $41 $43 $47
Depreciation and Amortization 25 26 27 27 29 31
Voluntary Early Retirement and Workforce Reduction Plans - - - 1 - -
Adjusted EBITDA $61 $65 $65 $69 $72 $78

ARPU Reconciliation
($ in thousands, except for subscribers and ARPU data)
Year Ended:
Three  Months Ended:
December 31, 2009 December 31, 2010 December 31, 2009 December 31, 2010
Average Revenue per Handset/Unit (ARPU) ¹
(amounts in thousands except for subscribers and ARPU)
Operating Revenues 133,349 $                 141,544 $                 549,700 $              545,684 $
Less: Wireline and other operating revenue (30,961)                     (39,168)                     (125,022)                 (139,288)
Wireless communications revenue 102,388                    102,376                    424,678                  406,396
Less: Equipment revenue from sales to new customers (1,972)                      (1,936)                      (6,379)                    (8,233)
Less: Equipment revenue from sales to existing customers (3,915)                      (3,240)                      (18,453)                   (14,893)
Less: Wholesale revenue (28,396)                     (30,559)                     (118,266)                 (115,619)
Plus (Less): Other revenues, eliminations and adjustments (625)                         100                          (574)                       (559)
Wireless gross subscriber revenue 67,480 $                   66,741 $                   281,006 $              267,092 $
Less:  Paid in advance subscriber revenue (16,190)                     (13,335)                     (67,974)                   (58,918)
(Less) Plus:  Adjustments 387                          (427)                         (483)                       (276)
Wireless gross postpay subscriber revenue  51,677 $                   52,979 $                   212,549 $              207,898 $
Average subscribers 436,970                    431,151                    440,207                  437,735
Total ARPU
51.48 $                     51.60 $                     53.20 $                   50.85 $
Average postpay subscribers 306,361                    305,556                    310,852                  303,986
Postpay ARPU
56.23 $                     57.79 $                     56.98 $                   56.99 $
Wireless gross subscriber revenue  67,480 $                   66,741 $                   281,006 $              267,092 $
Less: Wireless voice and other feature revenue (54,585)                     (49,201)                     (232,271)                 (203,657)
Wireless data revenue
12,895 $                   17,540 $                   48,735 $                 63,435 $
Average subscribers 436,970                    431,151                    440,207                  437,735
Total Data ARPU
9.84 $                      13.56 $                     9.23 $                    12.08 $
Wireless gross postpay subscriber revenue 51,677 $                   52,979 $                   212,549 $              207,898 $
Less: Wireless postpay voice and other feature revenue (41,803)                     (39,590)                     (175,031)                 (158,890)
Wireless postpay data revenue 9,874 $                     13,389 $                   37,518 $                 49,008 $
Average postpay subscribers 306,361                    305,556                    310,852                  303,986
Postpay data ARPU
10.74 $                     14.61 $                     10.06 $                   13.43 $
(1)
Average monthly revenues per subscriber/unit with service, or ARPU, is an industry metric that measures service revenues per period divided by the weighted average number of subscribers with service during that period. ARPU as defined may not be similar to ARPU measures of other companies, is not a measurement under GAAP and should be considered in addition to, but not as a substitute for, the information contained in the Company’s statement of operations. The Company closely monitors the effects of new rate plans and service offerings on ARPU in order to determine their effectiveness.  ARPU provides management useful information concerning the appeal of NTELOS rate plans and service offerings and the Company’s performance in attracting and retaining high value customers.

Summary of Operating Results
($ in thousands)
Year Ended:
Three Months Ended:
(1)
First quarter 2010 includes a $0.9 million charge related to severance benefits pursuant to an executive employment agreement.
Please see Form 8-K filed with the SEC on March 12, 2010 for additional information.  First quarter 2009 includes a one-time cash payment of $1.0 million to James A. Hyde, NTELOS' then newly hired president and COO.
December 31, 2009 December 31, 2010 December 31, 2009 December 31, 2010
Operating Revenues
Wireless PCS Operations 102,388 $                  102,376 $               424,678 $                  406,396 $
Subscriber Revenues 67,754 66,273 280,191 266,193
Wholesale/Roaming Revenues, net 28,396 30,559 118,266 115,619
Equipment Revenues 5,887 5,177 24,832 23,126
Other Revenues 351 367 1,389 1,458
Wireline Operations
RLEC
13,761
13,276 57,304 54,871
Competitive Wireline 17,083
25,737
67,237 83,885
Wireline Total 30,844 39,013 124,541 138,756
Other 117 155 481 532
133,349 $                  141,544 $               549,700 $                  545,684 $
Operating Expenses
Wireless PCS Operations 66,523 $                    67,270 $                 262,886 $                  258,360 $
Cost of Sales and Services
Cost ofSales - Equipment 8,118 8,043 35,440 29,665
Cost ofSales - Access& Other 10,575 8,749 43,804 37,032
Maintenance and Support 15,079 16,399 59,084 62,665
Customer Operations 27,435 28,301 102,451 104,818
Corporate Operations 5,316 5,778 22,107 24,180
Wireline Operations
RLEC 3,611 3,488 14,403 14,516
Competitive Wireline 9,416 14,269 38,545 45,938
Wireline Total 13,027 17,757 52,948 60,454
Other (1) 1,685 1,200 6,726 6,474
81,235 $                    86,227 $                 322,560 $                  325,288 $
Adjusted EBITDA
(a non-GAAP Measure)
(1)
Wireless PCS Operations
37.5%
35,865 $
35.0%
35,106 $
34.3%
161,792 $
38.1%
148,036 $
Wireline Operations
RLEC
76.9%
10,150
73.8%
9,788
73.7%
42,901
74.9%
40,355
Competitive Wireline
44.3%
7,667
44.9%
11,468
44.6%
28,692
42.7%
37,948
Wireline Total
59.2%
17,817
57.8%
21,256
54.5%
71,593
57.5%
78,303
Other
(1) (1,568) (1,045) (6,245) (5,943)
41.7%
52,114 $
39.1%
55,317 $
39.1%
227,140 $
41.3%
220,396 $
Capital Expenditures
Wireless PCS Operations 8,369 $                      9,433 $                   50,747 $                    39,187 $
Wireline Operations
RLEC 819 4,616 11,316 12,522
Competitive Wireline 4,754 5,802 26,023 28,230
Wireline Total 5,573 10,418 37,339 40,752
Other 2,943 3,311 19,805 10,754
16,885 $                    23,162 $                 107,891 $                  90,693 $
Wireless PCS Operations 27,496 $                    25,673 $                 111,045 $                  108,849 $
Wireline Operations
RLEC 9,331 5,172 31,585 27,833
Competitive Wireline 2,913 5,666 2,669 9,718
Wireline Total 12,244 10,838 34,254 37,551
Other
(1) (4,511) (4,356) (26,050) (16,697)
35,229 $                    32,155 $                 119,249 $                  129,703 $
(before depreciation & amortization, asset impairment charges, accretion of asset retirement obligations, equity based compensation, acquisition related charges, charges from voluntary early retirement and workforce reduction plans and costs related to the planned separation of the wireless and wireline companies, a non-GAAP Measure of operating expenses)
Adjusted EBITDA less Capital Expenditures
(a non-GAAP measure)